UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 15, 2019
_______________________________________________
Perrigo Company plc

(Exact name of registrant as specified in its charter)
_______________________________________________

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place,Dublin 2, Ireland D02 TY74
+353 1 7094000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed, on March 8, 2018, Perrigo Company plc (the “Company”), a public limited company organized under the laws of Ireland (the “Company”) and Perrigo Finance Unlimited Company, a public unlimited company organized under the laws of Ireland and a wholly-owned finance subsidiary of the Company (“Perrigo Finance”), entered into:

(i)
a senior unsecured Revolving Credit Agreement (as amended from time to time, the “Existing Revolving Credit Agreement”), among the Company, Perrigo Finance, as borrower, the financial institutions listed on the signature pages thereof as lenders, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders and HSBC Bank USA, N.A. and Wells Fargo Bank, National Association as syndication agents for the lenders; and

(ii)
a senior unsecured Term Loan Credit Agreement (as amended from time to time, the “Existing Term Loan Credit Agreement”), among the Company, Perrigo Finance, as borrower, the financial institutions listed on the signature pages thereof as lenders, JPMorgan, as administrative agent for the lenders, and HSBC Bank USA, N.A. and Wells Fargo Bank, National Association as syndication agents for the lenders.

Effective August 15, 2019 (the “Effective Date”), the Company terminated the Existing Term Loan Credit Agreement, and entered into a new senior unsecured Term Loan Credit Agreement (the “New Term Loan Credit Agreement”), among the Company, Perrigo Finance, as borrower, the financial institutions listed on the signature pages thereof as lenders, JPMorgan, as administrative agent for the lenders, and Wells Fargo Bank, National Association and Bank of America, N.A. as syndication agents for the lenders.

The New Term Loan Credit Agreement provides for $600 million in senior unsecured term loan financing, scheduled to mature on August 15, 2022. The New Term Loan Credit Agreement will not amortize and shall be payable in full on the maturity date.

The proceeds from the borrowings under the New Term Loan Credit Agreement will be used (i) to refinance existing indebtedness under the Existing Term Loan Credit Agreement, (ii) to prepay certain other outstanding indebtedness (including, but not limited to, borrowings under the Existing Revolving Credit Agreement) and (iii) for working capital and other general corporate purposes of the Company and its subsidiaries.

The obligations of Perrigo Finance under the New Term Loan Credit Agreement are unsecured. The obligations of Perrigo Finance under the New Term Loan Credit Agreement are guaranteed by the Company on an unsecured basis.

The New Term Loan Credit Agreement includes an uncommitted incremental facility, which, subject to certain conditions, provides for additional term loans in an aggregate amount not to exceed $250.0 million.

Amounts outstanding under the New Term Loan Credit Agreement will bear interest, at the borrower’s option, either:

(i)
at the alternate base rate (defined as the highest of (a) the administrative agent’s prime rate, (b) the federal funds rate plus 0.50% and (c) the applicable interest rate for a eurocurrency loan (the “eurocurrency rate”) with a one month interest period beginning on such day plus 1.00%) or

(ii)	at the eurocurrency rate;

plus, in each case, an applicable margin of between 1.050% and 1.300% in the case of loans borrowed at the eurocurency rate and between 0.050% and 0.300% in the case of loans borrowed at the alternate base rate, which in each case shall vary depending on the debt rating of the Company.

The borrower may voluntarily prepay the loans and terminate commitments under the New Term Loan Credit Agreement at any time without premium or penalty.

The New Term Loan Credit Agreement contains negative covenants that, subject to certain exceptions, limit, among other things, the ability of (i) the Company’s non-guarantor subsidiaries to incur additional indebtedness and (ii) the Company and its subsidiaries to pledge their assets as security, make investments, loans, advances, guarantees, dispose of their assets, undergo fundamental changes and enter into transactions with affiliates. Beginning with the fiscal quarter ending on or about September 30, 2019, the Company is required to maintain a leverage ratio of not more than 4.00 to 1.00, as described in more detail in the New Term Loan Credit Agreement. Beginning with the fiscal quarter ending on or about December 31, 2020, the Company is required to maintain a leverage ratio of not more than 3.75 to 1.0, in each case subject to a step-up for the fiscal quarter in which a qualified acquisition takes place and for the four following fiscal quarters, as described in more detail in the New Term Loan Credit Agreement.

The New Term Loan Credit Agreement contains events of default that are customary for a facility of this nature, including (subject in certain cases to grace periods and thresholds) non-payment of principal, non-payment of interest, fees or other amounts, material inaccuracy of representations and warranties, violation of covenants, payment cross-default to other material indebtedness, bankruptcy or insolvency events, material judgment defaults and change of control as specified in the New Term Loan Credit Agreement. If an event of default occurs, the maturity of amounts owed may be accelerated.

On the Effective Date, the Company also entered into that certain Amendment No. 1 (the “RCF Amendment”) among the Company, Perrigo Finance, as borrower, the financial institutions listed on the signature pages thereof as lenders, and JPMorgan, as administrative agent for the Lenders. The RCF Amendment amends the Existing Revolving Credit Agreement to provide certain conforming amendments to the New Term Loan Credit Agreement, including covenant updates and technical changes to reflect the European Union "bail-in" directive legislation.

In the ordinary course of their business, the financial institutions party to the New Term Loan Credit Agreement and certain of their affiliates have in the past and/or may in the future engage in investment and commercial banking or other transactions of a financial nature with the Company or its affiliates, including the provision of certain advisory services and the making of loans to the Company and its affiliates in the ordinary course of their business for which they will receive customary fees or expenses.

The foregoing descriptions of the New Term Loan Credit Agreement and the RCF Amendment do not propose to be complete and are qualified in their entirety by reference to the full text of the New Term Loan Credit Agreement and the RCF Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, and the terms of which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02. Pursuant to the terms of the Existing Term Loan Credit Agreement, the Company and Perrigo Finance terminated the Existing Term Loan Credit Agreement without any early termination penalty or prepayment premium.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Term Loan Credit Agreement by and among Perrigo Finance Unlimited Company, Perrigo Company plc, JPMorgan Chase Bank, N.A., and the other lenders party thereto, dated as of August 15, 2019.

10.2	Amendment No. 1, by and among Perrigo Finance Unlimited Company, Perrigo Company plc, JPMorgan Chase Bank, N.A., and the other lenders party thereto, dated as of August 15, 2019.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Todd W. Kingma
Dated:	August 16, 2019		Todd W. Kingma
Executive Vice President, General Counsel and Secretary